UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Section 240.14a-12

BETTER WORLD ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BETTER WORLD ACQUISITION CORP.
775 Park Avenue
New York, New York 10021

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 8, 2023

TO THE STOCKHOLDERS OF BETTER WORLD ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Better World Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on February 8, 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/betterworld/2023.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated January 17, 2023, and is first being mailed to stockholders of the Company on or about January 18, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 17, 2020, which we refer to as the “IPO”, from February 17, 2023 to August 17, 2023 or such earlier date as determined by our board of directors (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (the “Business Combination”).

On December 9, 2022, we entered into a definitive business combination agreement (the “Business Combination Agreement”) with Heritage Distilling Holding Company, Inc., a Delaware corporation (together with its successors, “Heritage”), HDH Newco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Pubco”), BWA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, HD Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, BWA Holdings LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative for the stockholders of the Company and Pubco (other than the former Heritage stockholders), and Justin Stiefel, in the capacity as the representative for certain security holders of Heritage (the “Holder Representative”), for a proposed business combination among the parties (the

“Heritage Business Combination”). Pursuant to the Business Combination Agreement, Pubco is expected to change its name to Heritage Distilling Group, Inc. and will serve as the publicly traded parent company of each of the Company and Heritage following the consummation of the Heritage Business Combination.

Stockholders of the Company who do not redeem their shares of common stock in connection with the Heritage Business Combination and related transactions will receive one contingent value right (“CVR”) in the Heritage Business Combination in addition to one share of Pubco’s common stock (“Pubco Common Stock”). At the closing of the Heritage Business Combination (the “Closing”), the Sponsor and certain Heritage security holders will place into escrow an aggregate of 4,000,000 shares of Pubco Common Stock to support the CVR, pursuant to a contingent value rights agreement to be entered into prior to the Closing, by and among the Holder Representative, Pubco, the Sponsor and Continental Stock Transfer & Trust Company, as rights agent. Of that amount, the Sponsor will contribute 1,000,000 shares of Pubco Common Stock (equal to approximately 32% of its founder shares) and certain Heritage security holders will contribute 3,000,000 shares of Pubco Common Stock (equal to approximately 48% of its anticipated shares). The release of these shares back to the original holders is subject to the achievement of certain Pubco stock price and revenue thresholds as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 15, 2022 (the “Heritage Business Combination 8-K”).

Upon the date that is 18 months from Closing (which date may be extended to 24 months following the Closing at the option of the Sponsor), CVR holders will be entitled to receive a number of escrowed shares (and earnings thereon other than ordinary dividends) designed to provide the CVR holders with a simple annual rate of return of 10% on the redemption price for their shares of the Company’s common stock based on the price of the Pubco Common Stock as of such 18 or 24 month anniversary and any amounts that they have received with respect to their shares of Pubco Common Stock through such time, including if the stock price drops below the price in the Closing Redemption (as defined in the Business Combination Agreement), but solely to the extent of the escrowed shares and earnings thereon other than ordinary dividends, and up to a maximum of the equivalent of two shares of Pubco Common Stock for each CVR.

For additional information about the Business Combination Agreement and the Heritage Business Combination, please see the Heritage Business Combination 8-K.

Our board of directors (the “Board”) currently believes that there will not be sufficient time before February 17, 2023 to complete the Heritage Business Combination. Accordingly, the Board believes that in order to be able to consummate the Heritage Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. The Sponsor owns 3,154,650 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and 4,377,121 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or February 6, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) an aggregate of $120,000 or (y) $0.04 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by March 17, 2023, the Monthly Amount for each calendar month (commencing on March 17, 2023 and ending on the 16th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until August 17, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 17, 2023, which would represent six calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.17 per share, with the aggregate maximum contribution to the Trust Account being $720,000. However, if 1,213,453 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.24 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following February 17, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 17th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional calendar months after February 17, 2023 and until August 17, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

As of the record date (as defined below), based on funds in the Trust Account of approximately $44.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.61 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s common stock on the record date as reported on the Nasdaq Capital Market was $10.55. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination (such as the Heritage Business Combination) by February 17, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on January 11, 2023 (the “record date”) as the date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

January 17, 2023	By Order of the Board of Directors
/s/ Rosemary L. Ripley
Rosemary L. Ripley Chairman, President and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 8, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/betterworld/2023.

BETTER WORLD ACQUISITION CORP.
775 Park Avenue
New York, New York 10021

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 8, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Better World Acquisition Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on February 8, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/betterworld/2023. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, (the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 17, 2020, which we refer to as the “IPO”, from February 17, 2023 to August 17, 2023 or such earlier date as determined by our board of directors (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our initial business combination (the “Business Combination”). The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.

On December 9, 2022, we entered into a definitive business combination agreement (the “Business Combination Agreement”) with Heritage Distilling Holding Company, Inc., a Delaware corporation (together with its successors, “Heritage”), HDH Newco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Pubco”), BWA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, HD Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, BWA Holdings LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative for the stockholders of the Company and Pubco (other than the former Heritage stockholders), and Justin Stiefel, in the capacity as the representative for certain security holders of Heritage (the “Holder Representative”), for a proposed business combination among the parties (the “Heritage Business Combination”). Pursuant to the Business Combination Agreement, Pubco is expected to change its name to Heritage Distilling Group, Inc. and will serve as the publicly traded parent company of each of the Company and Heritage following the consummation of the Heritage Business Combination.

Stockholders of the Company who do not redeem their shares of common stock in connection with the Heritage Business Combination and related transactions will receive one contingent value right (“CVR”) in the Heritage Business Combination in addition to one share of Pubco’s common stock (“Pubco Common Stock”). At the closing of the Heritage Business Combination (the “Closing”), the Sponsor and certain Heritage security holders will place into escrow an aggregate of 4,000,000 shares of Pubco Common Stock to support the CVR, pursuant to a contingent value rights agreement to be entered into prior to the Closing, by and among the Holder Representative, Pubco, the Sponsor and Continental Stock Transfer & Trust Company, as rights agent. Of that amount, the Sponsor will contribute 1,000,000 shares of Pubco Common Stock (equal to approximately 32% of its founder shares) and certain Heritage security holders will contribute 3,000,000 shares of Pubco Common Stock (equal to approximately 48% of its anticipated shares). The release of these shares back to the original holders is subject to the achievement of certain Pubco stock price and revenue thresholds as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 15, 2022 (the “Heritage Business Combination 8-K”).

Upon the date that is 18 months from Closing (which date may be extended to 24 months following the Closing at the option of the Sponsor), CVR holders will be entitled to receive a number of escrowed shares (and earnings thereon other than ordinary dividends) designed to provide the CVR holders with a simple annual rate of return of 10% on the redemption price for their shares of the Company’s common stock based on the price of the Pubco Common Stock as of such 18 or 24 month anniversary and any amounts that they have received with respect to their shares of Pubco Common Stock through such time, including if the stock price drops below the price in the Closing Redemption (as defined in the Business Combination Agreement), but solely to the extent of the escrowed shares and earnings thereon other than ordinary dividends, and up to a maximum of the equivalent of two shares of Pubco Common Stock for each CVR.

For additional information about the Business Combination Agreement and the Heritage Business Combination, please see the Heritage Business Combination 8-K.

Our Board currently believes that there will not be sufficient time before February 17, 2023 to complete the Heritage Business Combination. Accordingly, the Board believes that in order to be able to consummate the Heritage Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of our common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. The Sponsor owns 3,154,650 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and 4,377,121 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or February 6, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) an aggregate of $120,000 or (y) $0.04 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by March 17, 2023, the Monthly Amount for each calendar month (commencing on March 17, 2023 and ending on the 16th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until August 17, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 17, 2023, which would represent six calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.17 per share, with the aggregate maximum contribution to the Trust Account being $720,000. However, if 1,213,453 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.24 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following February 17, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 17th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional calendar months after February 17, 2023 and until August 17, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

As of the record date (as defined below), based on funds in the Trust Account of approximately $44.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.61 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s common stock on the record date as reported on the Nasdaq Capital Market was $10.55. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by February 17, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors will not receive any monies held in the Trust Account as a result of their ownership of 3,154,650 Founder Shares, which were issued to the Sponsor prior to our IPO, and 4,377,121 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.37 plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated November 12, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares at this time will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on January 11, 2023 as the date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 7,700,523 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy a fee of $7,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated January 17, 2023 and is first being mailed to stockholders on or about January 18, 2023.

January 17, 2023	By Order of the Board of Directors
/s/ Rosemary L. Ripley
Rosemary L. Ripley Chairman, President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on August 5, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses. In November 2020, we consummated our IPO from which we derived gross proceeds of approximately $127,447,860 in the aggregate. The amount in the Trust Account was initially $10.10 per public share, but has increased in connection with the prior extensions of the termination date to February 17, 2023. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 17, 2023). Our Board believes that, among other reasons, in light of the pending Heritage Business Combination, it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Heritage Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Heritage Business Combination.
What is being voted on?	You are being asked to vote on:

•   a proposal to amend our charter to extend the date by which we have to consummate a Business Combination from February 17, 2023 to August 17, 2023 or such earlier date as determined by the Board; and

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Heritage Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 17, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Why is the Company proposing the Extension Amendment Proposal?

Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying Business Combination consummated on or before February 17, 2023. As explained below, we will not be able to complete the Heritage Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Heritage Business Combination. There is no assurance that the Company will be able to consummate the Heritage Business Combination, given all the actions that must occur prior to February 17, 2023.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, including the entry into the Business Combination Agreement and the actions taken in preparation of consummating the Heritage Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from February 17, 2023 to August 17, 2023.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from February 17, 2023 to August 17, 2023 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete the Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our Business Combination before February 17, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) an aggregate of $120,000 or (y) $0.04 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by March 17, 2023, the Monthly Amount for each calendar month (commencing on March 17, 2023 and ending on the 16th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until August 17, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 17, 2023, which would represent six calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.17 per share, with the aggregate maximum contribution to the Trust Account being $720,000. However, if 1,213,453 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.24 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following February 17, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 17th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional calendar months after February 17, 2023 and until August 17, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 41% of our issued and outstanding shares of common stock, including 3,154,650 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?	The approval of the Extension Amendment Proposal will require the affirmative vote of holders of a majority of our outstanding shares of common stock on the record date.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Is the Company subject to the Investment Company Act of 1940?

The Company completed its IPO in November 2020. As a blank check company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO (for approximately the past 26 months).

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and we have not completed our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, in November 2022 to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items until the earlier of consummation of our Business Combination or liquidation. As of December 31, 2022, the funds in the Trust Account were held in an interest-bearing demand deposit account yielding approximately 2.75% per annum. However, we expect to receive less interest on the funds held in the Trust Account than if such funds continued to be invested in U.S. government treasury obligations or money market funds, which will likely reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by February 17, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved, what happens next?	We are seeking the Extension Amendment to provide us additional time to complete the Business Combination. Our seeking to complete the Business Combination will involve:

•   finalizing certain transaction documents and reorganization steps in connection with the Heritage Business Combination and as outlined in the Business Combination Agreement;

•   if the Heritage Business Combination is not consummated, negotiating and executing a definitive agreement and related agreements for an alternative Business Combination;

• completing proxy materials;
• establishing a meeting date and record date for considering the Business Combination (such as the Heritage Business Combination), and distributing proxy materials to stockholders; and
• holding a special meeting to consider the Business Combination (such as the Heritage Business Combination).

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to February 17, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination (such as the Heritage Business Combination) as soon as practicable. If stockholders approve the Business Combination (such as the Heritage Business Combination), we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of a majority of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, common stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 17, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at info@betterworldspac.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of our common stock, including the Founder Shares. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,850,262 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on January 11, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 7,700,523 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 3,154,650 Founder Shares (purchased for $25,000) and 4,377,121 Private Placement Warrants (purchased for $4,377,121), which would expire worthless if a Business Combination is not consummated, and (ii) a promissory note in the principal amount of $4,323,720 as of December 31, 2022 issued by the Sponsor in connection with our ongoing working capital needs and prior extensions of the termination date. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on February 6, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com
What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy a fee of $7,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You may also contact us at: Better World Acquisition Corp. 775 Park Avenue New York, New York 10021 E-mail: info@betterworldspac.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Heritage Business Combination or an alternative Business Combination;

•        if the Heritage Business Combination is not consummated, our ability to enter into a definitive agreement and related agreements with respect to an alternative Business Combination;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the Business Combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the Business Combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing to complete the Business Combination;

•        if the Heritage Business Combination is not consummated, the ability of our officers and directors to generate a number of potential acquisition opportunities;

•        our pool of prospective target businesses if the Heritage Business Combination is not consummated;

•        the volatility of the market price and liquidity of our securities;

•        the lack of market for our securities;

•        the use of funds not held in the Trust Account or available to us from interest income on the trust account balance;

•        the competitive environment in which our successor will operate following the Heritage Business Combination or, if applicable, an alternative Business Combination;

•        our financial performance; and

•        proposed changes in SEC rules related to SPACs.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated November 12, 2020, as filed with the SEC on November 17, 2020, our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 3, 2022 and November 14, 2022 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 3, 2022 and November 14, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination (such as the Heritage Business Combination) will be consummated prior to the Extended Date. Our ability to consummate the Business Combination (such as the Heritage Business Combination) is dependent on a variety of factors, many of which are beyond our control (such as the Heritage Business Combination). If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination (such as the Heritage Business Combination) on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with the Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently February 17, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination (such as the Heritage Business Combination).

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we liquidated the securities held in the Trust Account and instead hold all funds in the Trust Account in interest-bearing cash items. As a result, we expect to receive less interest on the funds held in the Trust Account, which will likely reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and we have not completed our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, in November 2022 to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in interest-bearing cash items until the earlier of consummation of our Business Combination or liquidation. As of December 31, 2022, the funds in the Trust Account were held in an interest-bearing demand deposit account yielding approximately 2.75% per annum. However, we expect to receive less interest on the funds held in the Trust Account than if such funds continued to be invested in U.S. government treasury obligations or money market funds, which will likely reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete a Business Combination should a potential Business Combination be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”). As a result, the pool of potential targets with which we could complete a Business Combination may be limited. In addition, the time necessary for any governmental or regulatory review or approval could prevent us from completing a Business Combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by CFIUS. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

The Sponsor currently owns 3,154,650 shares of common stock and 4,377,121 Private Placement Warrants. Rosemary L. Ripley, the Company’s Chief Executive Officer and Director and a U.S. citizen, and Peter S.H. Grubstein, the Company’s Chief Financial Officer and Director and a U.S. citizen, are managing members of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company, who are all U.S. citizens. The Sponsor is not controlled by any non-U.S. persons on a look-through basis. To the best of the Company’s knowledge, the Sponsor does not have substantial ties or substantial interests with any non-U.S. persons.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of a Business Combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate a Business Combination. In addition, if a potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or the Sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential Business Combination, impose conditions to mitigate national security concerns with respect to a potential Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor. As a result, the pool of potential targets with which we could complete a Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share (or up to $10.78 per share, assuming no redemption and the full Extension is utilized), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We have received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq indicating that we are not in compliance with Nasdaq Listing Rule 5620 (a) for continued listing due to our failure to hold an annual meeting of stockholders within twelve months of the end of our fiscal year ended December 31, 2021. While we intend to timely submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe, if we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

On January 9, 2023, we received the Notice from the Listing Qualifications Department of Nasdaq indicating that we are not in compliance with Nasdaq Listing Rule 5620(a) for continued listing due to our failure to hold an annual meeting of stockholders within twelve months of the end of our fiscal year ended December 31, 2021. The Notice is only a notice a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on Nasdaq.

The Notice states that we have until February 23, 2023 to submit a plan to regain compliance with Listing Rule 5620 (a). We intend to timely submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe. If Nasdaq accepts our plan, Nasdaq may grant us an extension of up to 180 calendar days from the fiscal year end, or until June 29, 2023, to evidence compliance with Listing Rule 5620(a). If Nasdaq does not accept our plan, we will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel. If we timely appeal, our securities would remain listed pending such panel’s decision. There can be no assurance that, if we do appeal, such appeal would be successful. If we do not regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

BACKGROUND

We are a blank check company formed in Delaware on August 5, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

There are currently 7,700,523 shares of our common stock issued and outstanding. In addition, we issued warrants to purchase 12,618,600 shares of common stock as part of our IPO and warrants to purchase 5,285,580 shares of common stock as part of the private placement that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of common stock at an exercise price of $11.50 per share, to be exercised only for a whole number of shares of our common stock. The warrants will become exercisable 30 days after the completion of our Business Combination and expire five years after the completion of our Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of our common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period commencing at any time after the warrants become exercisable and ending three business days before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by their initial purchasers or their permitted transferees.

As of the record date, approximately $44.7 million from our IPO and the simultaneous sale of the Private Placement Warrants, as well as from the prior extensions funded by our Sponsor, are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on February 8, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/betterworld/2023. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/betterworld/2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on January 11, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s common stock outstanding on the record date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there 7,700,523 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Required Vote

The affirmative vote by holders of a majority of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated by February 17, 2023, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,154,650 Founder Shares, representing approximately 41% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 3,154,650 Founder Shares and 4,377,121 Private Placement Warrants, which would expire worthless if a Business Combination is not consummated;

•        the fact that the Sponsor holds a promissory note in the principal amount of $4,323,720 outstanding as of December 31, 2022;

•        the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company.

Potential Application of Investment Company Act

As previously indicated, the Company completed its initial public offering (“IPO”) in November 2020. As a blank check company, the efforts of our Board and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO (for approximately the past 26 months).

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and we have not completed our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, in November 2022 to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items until the earlier of consummation of our Business Combination or liquidation. As of December 31, 2022, the funds in the Trust Account were held in an interest-bearing demand deposit account yielding approximately 2.75% per annum. However, we expect to receive less interest on the funds held in the Trust Account than if such funds continued to be invested in U.S. government treasury obligations or money market funds, which will likely reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until February 17, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a Business Combination before February 17, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of a majority of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence in connection with the consummation of a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond February 17, 2023 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete our Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 17, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until February 17, 2023 to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete its Business Combination.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of a majority of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence in connection with consummation of a Business Combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and the Company has identified a potential Business Combination and entered into definitive agreements in connection with the Heritage Business Combination, and because we will not be able to conclude a Business Combination (such as the Heritage Business Combination) within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond February 17, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination (such as the Heritage Business Combination).

We believe that the foregoing charter provision was included to protect stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 17, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) an aggregate of $120,000 or (y) $0.04 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by March 17, 2023, the Monthly Amount for each calendar month (commencing on March 17, 2023 and ending on the 16th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until August 17, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 17, 2023, which would represent six calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.17 per share, with the aggregate maximum contribution to the Trust Account being $720,000. However, if 1,213,453 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.24 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following February 17, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 17th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional calendar months after February 17, 2023 and until August 17, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

As of the record date (as defined below), based on funds in the Trust Account of approximately $44.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.61 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s common stock on the record date as reported on the Nasdaq Capital Market was $10.55. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on February 6, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to the transfer agent, Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time February 6, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on February 6, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to the transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61 (before taking into account the removal of accrued interest to pay our taxes) at the time of the Special Meeting. The closing price of the Company’s common stock on January 11, 2023 was $10.55.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on February 6, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond February 17, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, investors that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 7,700,523 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
BWA Holdings LLC (our sponsor)(2)	3,154,650	40.97%
Rosemary L. Ripley(2)	3,154,650	40.97%
Peter S.H. Grubstein(2)	3,154,650	40.97%
Shay Murphy*	—	—
Brad Oberwager*	—	—
Kristopher Wood*	—	—
Robert M. Chiste*	—	—
All directors and executive officers as a group (6 individuals)(2)	3,154,650	40.97%

Other 5% Stockholders
Mizuho Financial Group(3)	885,932	11.50%
Sculptor Capital LP(4)	567,438	7.37%
First Trust Capital Management L.P.(5)	1,067,190	13.86%

____________

*        less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals and BWA Holdings LLC is c/o Better World Acquisition Corp., 775 Park Avenue, New York, New York 10021.

(2)      Represents securities held by BWA Holdings LLC, our sponsor, of which Rosemary L. Ripley and Peter S.H. Grubstein are managing members. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Ms. Ripley and Mr. Grubstein. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his or her ultimate pecuniary interest therein.

(3)      According to a Schedule 13G filed on February 14, 2022 by Mizuho Financial Group. Mizuho Financial Group, Inc. Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC, which is their wholly-owned subsidiary. The address of the business office of each of these reporting persons is 1 – 5 – 5, Otemachi, Chiyoda — ku, Tokyo 100 – 8176, Japan.

(4)      According to a Schedule 13G filed on May 24, 2022, Sculptor Capital LP and certain of its affiliates share voting power over the shares. Its business address is 9 West 57 Street, 39 Floor, New York, NY 10019.

(5)      According to a Schedule 13G filed on June 10, 2022, First Trust Capital Management L.P. has sole voting power and sole dispositive power over the shares. Its business address is 225 W. Wacker Drive, Suite 2100, Chicago, IL 60606.

The table above does not include the shares of common stock underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about December 31, 2023, notice of a nomination or proposal must be delivered to us no later than October 2, 2023 and no earlier than September 2, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at info@betterworldspac.com to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

You may also obtain these documents by requesting them via e-mail from the Company at info@betterworldspac.com.

If you are a stockholder of the Company and would like to request documents, please do so by February 1, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BETTER WORLD ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

BETTER WORLD ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Better World Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 5, 2020. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 12, 2020 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 13, 2022 (the “First Amendment”). A Second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 16, 2022 (the “Second Amendment”).

2.      This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment and the Second Amendment.

3.      This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section SIXTH (F) is hereby amended and restated to read in full as follows:

F. In the event that the Corporation does not consummate a Business Combination by 33 months after the consummation of the IPO (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) for a full business day on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for business for a full business day) (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, less any interest for any income or other taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Annex A-1

IN WITNESS WHEREOF, Better World Acquisition Corp. has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this            day of February, 2023.

BETTER WORLD ACQUISITION CORP.
By:
Name:	Rosemary L. Ripley
Title:	Chief Executive Officer

Annex A-2

BETTER WORLD ACQUISITION CORP.

775 Park Avenue
New York, New York 10021

SPECIAL MEETING OF STOCKHOLDERS
February 8, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETATCH HERE

BETTER WORLD ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated January 17, 2023, in connection with the special meeting of stockholders (“Special Meeting”) to be held at 10:00 a.m. Eastern Time on February 8, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Rosemary L. Ripley and Peter S.H. Grubstein (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on February 8, 2023:

This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/betterworld/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.				Please mark ☒ votes as indicated in this example
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from February 17, 2023 to August 17, 2023 or such earlier date as determined by the board of directors.

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Date: _________________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.